SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                            K-TEL INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                            K-tel International, Inc.
                            2605 Fernbrook Lane North
                          Minneapolis, Minnesota 55447


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                February 4, 1998

To our shareholders:

         The Annual Meeting of shareholders of K-tel International, Inc. will be held on February 4, 1998, 10:00 a.m., central time in the Company's executive offices located at 2605 Fernbrook Lane North in Minneapolis, Minnesota for the following purposes:

         (1)      To elect directors.

         (2)      To approve the K-tel International, Inc. 1997 Stock Option
                  Plan.

         (3) To act upon any other business that may properly come before the meeting.

         Only shareholders of record at the close of business on December 10, 1997 will be entitled to vote at the meeting or any adjournment thereof.

         You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting please read the attached Proxy Statement and complete, sign, date and return your Proxy in the reply envelope provided as soon as possible.

                                      By Order of the Board of Directors



                                      David Weiner
                                      Secretary


Approximate Date of Mailing Proxy Material:
December 22, 1997

                            K-tel International, Inc.

                            -------------------------

                                 Proxy Statement

                         Annual Meeting of Shareholders

                                  to be held on

                                February 4, 1998

                            -------------------------

         The Board of Directors of K-tel International, Inc. (the "Company") solicits the enclosed Proxy for the Annual Meeting of Shareholders to be held at the Company's executive offices located at 2605 Fernbrook Lane North in Minneapolis, Minnesota on February 4, 1998 at 10:00 a.m., Central Time, and any adjournment thereof. Shares represented by proxies in the form solicited will be voted. Proxies may be revoked at any time before being exercised by filing with the Company's Secretary a proxy dated at a later time or a written revocation dated after the date of the proxy.


                      OUTSTANDING SHARES AND VOTING RIGHTS

         Only shareholders of record at the close of business on December 10, 1997 will be entitled to vote at the meeting or any adjournment thereof. As of September 30, 1997, the Company had outstanding 3,808,109 shares of Common Stock. Each share of common stock has one vote.


                               SECURITY OWNERSHIP

         The following table sets forth, as of September 30, 1997, all persons known by the Company to be the owner, of record or beneficially, of as much as approximately five percent of the outstanding common stock of the Company, and such ownership by all officers and directors as a group.


                                     Number of Common Shares        Percent of
Name and Address                       Owned Beneficially             Class
----------------                       ------------------             -----

Philip Kives                             3,014,365 (1)                71.9%
220 Saulteaux Crescent
Winnipeg, Manitoba  R3J 3W3
Canada

All officers and directors               3,254,766 (2)                77.7%
as a group  (6 persons)
----------------------

(Footnotes on following page.)

(1) Includes 200,000 shares subject to stock options exercisable by Mr. Kives at $4.00 per share.

(2) Includes 382,500 shares with respect to which the officers and directors have rights to acquire beneficial ownership through the exercise of stock options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and any person who owns more than 10% of the Company's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Specific due dates have been established by the SEC for the filing of these reports and the Company is required to disclose in this Proxy Statement any failure to file the reports by these dates. Based upon the copies of the Section 16(a) reports that the Company received from such persons for their 1997 fiscal year transactions, the Company believes that there has been compliance with all Section 16(a) filing requirements applicable to such directors, executive officers and beneficial owners of 10% or more of the Company's outstanding common stock.


                      EXECUTIVE OFFICERS OF THE REGISTRANT

The following table sets forth certain information with respect to the executive officers of the Company during fiscal 1997.

Name of Officer         Age           Positions and Offices Held
---------------         ---           --------------------------

Philip Kives             68           Chairman of the Board,
                                      Chief Executive Officer

David Weiner             40           President and Secretary

Jeffrey Koblick          50           Senior Vice President,
                                      Purchasing and Operations

Mark Dixon               38           Vice President - Finance,
                                      Chief Financial Officer/Treasurer

In October 1997 Jeffrey Koblick was appointed as Executive Vice President of K-Tel International, Inc.

In October 1997 Corey Fischer was elected to succeed Mark Dixon as Vice President - Finance, Chief Financial Officer/Treasurer of K-tel International, Inc., and at that time, Mark Dixon was appointed Chief Operating Officer of the Company's music business. Mark Dixon joined the Company in 1983 and became a corporate officer of the Company in 1989. Prior to joining K-tel, Mr. Dixon was with KPMG Peat Marwick, St. Paul, MN, earning his CPA in 1981.

Biographies for the other executive officers are under the heading encaptioned "Election of Directors".

                               PROPOSAL NUMBER ONE

                              ELECTION OF DIRECTORS

         Six (6) directors are to be elected at the meeting, each for a term of one year or until his successor is elected and qualified. All the persons listed below are now serving as directors of the Company except for Mr. Fischer. The Board of Directors proposes for election all of the nominees listed below:

                                                                              Common Shares
                                                                              Beneficially
                           Principal Occupation                               Owned as of
Name and Age               during the past five                   Director    September 30, 1997     Percent
 of Nominee                years                                  Since       1997                   of Class
------------------         -----------------------------------    --------    ------------------     --------
Philip Kives               Founder of the Company;                 1968        3,014,365 (1)           71.9%
 (68)                      Chairman of the Board
                           of the Company,
                           Chief Executive Officer

David Weiner               President and Secretary                 1996          151,600 (1)            3.6%
 (40)

Jeffrey Koblick            Sr. Vice President - Purchasing         1996           65,800 (1)            1.6%
 (50)                      and Operations

Corey Fischer              Vice President - Finance,                ---              ---                ---
 (40)                      Chief Financial Officer

Garry Kieves               CEO - Anagram International, Inc.       1996              ---                ---
 (49)

Louis Scheimer             CEO - Lou Scheimer Productions, Inc.    1996            6,000                (2)
 (69)


(1) Includes shares pursuant to options of which Mr. Kives has 200,000, Mr. Weiner has 133,000, and Mr. Koblick has 32,500 which are exercisable on September 30, 1997 or within sixty (60) days thereafter.

(2)      Represents less than 1%.

         Garry Kieves is the nephew of Philip Kives.

         Philip Kives founded the Company in 1968 and has served as its Chairman of the Board since the Company's inception. In addition, Mr. Kives was reappointed the Chief Executive Officer on October 16, 1996.

         David Weiner is President and Secretary of the Company. Mr. Wiener joined the Company in 1993 and became a corporate officer in 1994 and served in that capacity until July 1996. Mr. Weiner was rehired as President in September 1996. Prior to joining the Company, Mr. Weiner held various positions within the firm of Deloitte & Touche Management Consulting since 1989.

         Jeffrey Koblick is Ex. Vice President - Purchasing and Operations of the Company. Mr. Koblick joined the Company in 1970 and became a corporate officer in 1978. Mr. Koblick has served K-tel International, Inc. in various capacities and was appointed Ex. Vice President - Purchasing and Operations in October 1997.

         Corey Fischer joined K-tel on July 15, 1997 and became Chief Financial Officer in October, 1997. Prior to joining K-tel, Mr. Fischer was the Director of Finance at Las Vegas Entertainment Network Inc. from 1995-1997, and at Hemdale Communications Inc. from 1994-1995, both NASDAQ traded companies. Prior to that, Mr. Fischer was a Senior Manager in the corporate entertainment group of Deloitte & Touche's CPA's.

         Garry Kieves is the founder and Chief Executive Officer of Anagram International, Inc., a closely held manufacturer and distributor of metallic (mylar) balloons. Mr. Kieves founded Anagram in Belgium in 1976 and moved manufacturing to the United States in 1980. Anagram has become the world's largest manufacturer of metallic (mylar) balloons with its corporate headquarters and manufacturing plant located in Eden Prairie, Minnesota. From its Minnesota facility, the Company markets its products in over 80 countries around the world. To support its worldwide marketing effort, sales offices and distribution facilities are located in London, Frankfurt, Madrid, Paris, Tokyo, Mexico City, Sydney, and Toronto.

         Louis Scheimer is President and founder of Lou Scheimer Productions, Inc., an animated film production company formed in 1984. Lou Scheimer Productions is currently involved in program acquisition through international sources for U.S. release. In 1961, Mr. Scheimer founded Filmation Associates, Inc. a film production company responsible for such animated films and shows as Superman, Batman, Aquaman and Fat Albert with Bill Cosby, the longest running (1972-1984) animated series of all time. Mr. Scheimer was CEO and President of Filmation Associates from 1961 until 1984, at which time the Company was sold. Mr. Scheimer has received numerous industry awards (an Emmy, a Scott Neuman and a Christopher) and is a member of the Motion Picture and Television Academies.

         During fiscal 1997 the Company's Board of Directors took action by way of Unanimous Actions in writing and held two meetings. All directors attended both meetings.

         The Audit Committee consists of Messrs., Kieves and Scheimer. The principal functions of the Audit Committee are to (i) recommend to the Board of Directors the independent public accountants to act as the Company's independent auditors; (ii) discuss with representatives of management and the independent auditors the scope and procedures used in auditing the records of the Company; and (iii) review the financial statements of the Company. The Audit Committee held no meeting in fiscal 1997.

         The Compensation Committee was appointed in February 1997 and consists of Messrs. Kives, Kieves and Scheimer. The principal functions of the Compensation Committee are to review and recommend compensation for executive personnel and to administer the Company's stock option and other compensation plans. The Compensation Committee held no meeting in fiscal 1997.

         The Stock Option Committee was appointed in February 1997 and consists of Messrs. Kieves and Scheimer and administers the Company's 1997 Stock Option Plan, including making grants and determining vesting of options.

         Board members who are employees of the Company receive no compensation for their service on the Company's Board of Directors. The two outside directors, Garry Kieves and Louis Scheimer, served without compensation during fiscal 1997. Compensation for outside directors of the Company, in the future, may be made in the form of cash or stock option grants.

         All shares represented by proxies will be voted for the election of the foregoing nominees who have indicated a willingness to serve, if elected unless otherwise provided on the proxy. If any such nominee should withdraw or otherwise become unavailable for reasons not presently known, the Board of Directors may designate substitute nominees, in which event the shares represented by proxy cards returned to the Company will be voted for such substitute nominees unless an instruction to the contrary is indicated on the proxy card.

                        REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee establishes the general compensation policies of the Company and specific compensation for each executive officer of the Company. The Compensation Committee attempts to make the compensation packages of the executive officers of the Company sufficient to attract and retain persons of exceptional quality while at the same time including effective incentives to motivate Company executives to perform as necessary to continue the success and growth of the Company. The Stock Option Committee administers grants of stock options under the Company's 1997 Stock Option Plan (the "1997 Option Plan") which was adopted by the Board of Directors in February, 1997 and is being submitted for approval by the stockholders at this annual meeting.


Management Incentive Plan

         The Company has a management incentive plan under which management, including executive officers, and other key employees may be awarded annual bonuses based upon the achievement of financial goals and objectives and an assessment of personal performance during the year. Approximately 25 employees currently participate in the plan. Payments made to the executive officers under the management incentive plan are included in the Cash Compensation Table. Pursuant to the plan, bonuses totaling $134,670 were earned by Messrs., Weiner, Dixon and Koblick for fiscal 1997. Pursuant to the plan, no bonuses were earned by Messrs., Weiner, Dixon and Koblick for fiscal 1995 or fiscal 1996.

Retirement Plan

         Retirement benefits for full-time U.S. based employees of the Company are provided under a retirement savings plan qualified under Section 401(k) of the Internal Revenue Code. Participants may elect to contribute, through salary reductions, up to 20% of their salary to the retirement plan up to a maximum of $9,500 per year, and the Company may make matching contributions up to 50% of the first 6% of the participants contributions. Employee contributions vest immediately; employer contributions vest 50% after one year of service and 100% after two years. Distributions upon death or termination of employment are subject to certain restrictions in order that federal income tax regulations be complied with and the amounts vested remain on a tax deferred basis until retirement. Amounts contributed by the Company as matching contributions for the executive officers under the 401(k) plan are included in the Cash Compensation Table. The Company made matching contributions of $10,002 in fiscal 1997 for the executive officers named in the Compensation Table.

Stock Options

         On July 15, 1987 the Board of Directors adopted the K-tel International, Inc. 1987 Stock Incentive Plan (the "1987 Option Plan") for officers and other key employees of the Company. The shareholders approved the plan on December 8, 1987. The stock incentives may take the form of incentive stock options, nonqualified stock appreciation rights and/or restricted stock. A total of 350,000 shares of the Company's common stock were reserved for issuance upon exercise of the options. The Board of Directors has sole authority to determine the employees to whom options and awards are granted, the duration of the exercise period and any other matters arising under the plan. The Stock Option Committee administers the 1997 Option Plan, including determination of option grants. The Board of Directors has, from time to time, granted options outside of these option plans.

         As of September 30, 1997 there were 117,738 outstanding incentive stock options granted under the option plans with 90,288 options exercisable and 442,500 nonqualified stock options granted with 353,000 options exercisable. As of September 30, 1997 there were 30,850 options available to be granted under the plan.

         In November 1996, the Board of Directors granted Mr. Kives a non-qualified stock option on 200,000 shares at an exercise price of $4.00 per share for his years of service as Chairman of the Board of Directors and Chief Executive Officer. The options vested 100% on the date of the grant.

Chief Executive Officer Compensation

         Mr. Kives was reappointed as Chief Executive Officer October 16, 1995. For fiscal 1997, Mr. Kives did not receive any cash compensation for his services to the Company, but received an option on 200,000 shares of stock. The option was granted to Mr. Kives by action of the Board of Directors in recognition of his prior services and because he served as Chief Executive Officer without cash compensation during fiscal 1997.

           Philip Kives              Garry Kieves             Louis Scheimer
      Compensation Committee    Compensation Committee    Compensation Committee
                                Stock Option Committee    Stock Option Committee


                           SUMMARY COMPENSATION TABLE

         The following Summary Compensation Table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer and each of the other highest paid executive officers of the Company for services in all capacities to the Company and its subsidiaries during the year ended June 30, 1997.

                                                                         Long Term
                                       Annual Compensation             Compensation
                              -------------------------------------    ------------
Name and                                                                  Awards          All Other
Principal Position(s)         Year        Salary            Bonus         Options      Compensation (1)
------------------------------------------------------------------------------------------------------
Philip Kives                  1997       $  ----          $    ----       200,000         $   ----
Chief Executive Officer       1996       $  ----          $    ----          ----         $   ----
                              1995       $  ----          $    ----          ----         $   ----


David Weiner                  1997       $173,979         $  85,920       200,000         $  2,495
Vice President - Corporate    1996       $146,250         $    ----          ----         $    495
Development                   1995       $117,500         $    ----          ----         $  1,366


Jeffrey Koblick               1997       $199,312         $  30,000          ----         $  3,894
Senior Vice President -       1996       $195,000         $    ----          ----         $  1,210
Purchasing and Operations     1995       $177,482         $    ----          ----         $  2,022


Mark Dixon                    1997       $123,320         $  18,750          ----         $  3,613
Chief Financial Officer,      1996       $115,000         $    ----          ----         $  1,260
Vice President - Finance      1995       $ 97,500         $    ----          ----         $  1,221
and Treasurer


-----------------------

(1) Other compensation for the 1995, 1996 and 1997 fiscal years consists of the Company contributions under the 401(k) plan.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth, as to each executive officer named in the Summary Compensation Table, certain information with respect to stock options granted during the fiscal year ended June 30, 1997.

                                                                                         Potential Realizable Value at
                                                                                           Assumed Annual Rates of
                                                                                          Stock Price Appreciation for
                                    Individual Grants                                             Option Term
--------------------------------------------------------------------------------------   -----------------------------
                                       Percent of
                                      Total Options
                                       Granted to
                     Options          Employees in          Exercise        Expiration
Name               Granted             Fiscal Year        Price ($/sh)         Date            5%              10%
--------------------------------------------------------------------------------------   ----------------------------
Philip Kives         200,000              42.4%              $ 4.00         Nov./2006       $503,116       $1,274,994

David Weiner         200,000              42.4%              $ 4.00         Sept./2006      $503,116       $1,274,994



                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth, as to each executive officer named in the Summary Compensation Table, certain information with respect to stock options exercised during the last fiscal year and unexercised options held as of June 30, 1997.

                                                          Number of Unexercised            Value of Unexercised
                                                            Options at Fiscal             In-the-Money Options at
                                                               Year-End (#)                  Fiscal Year-End (1)
                                                      -----------------------------    ----------------------------
                   Shares Acquired     Value
Name                 on Exercise     Realized (1)     Exercisable     Unexercisable    Exercisable    Unexercisable
-------------------------------------------------------------------------------------------------------------------
Philip Kives               0               0            200,000               0         $ 726,000       $     ---

David Weiner               0               0            100,000         100,000         $ 363,000       $ 363,000

Jeffrey Koblick            0               0             52,500               0         $ 285,575       $     ---

Mark Dixon                 0               0             17,000               0         $  57,335       $     ---


(1) Market value of underlying securities at year-end minus the exercise price.


Certain Transactions

         During fiscal 1997, the Company purchased $381,000 of consumer convenience product from K-tel International, Ltd., another company controlled by the Chairman of the Board. The purchase prices for these products were at prices comparable to transactions with a third party. There was an outstanding balance owed by the Company to this affiliate at June 30, 1997 of $255,000. The Company reimbursed such other company $1,000 during fiscal 1997 for warehousing and shipping services provided in Canada and travel, telephone and legal fees incurred on behalf of the Company.

         The Company sold approximately $229,000 of consumer convenience product in fiscal 1997 to K-tel International, Ltd. and K-tel International (Canada), Inc., both affiliates controlled by the Company's Chairman of the Board. The prices for these products were comparable to prices in transactions with third parties. There was an outstanding balance of $83,000 owed by these affiliates to the Company at June 30, 1997.


                         COMPANY STOCK PRICE PERFORMANCE

The following Stock Price Performance Graph compares the cumulative total return* of the Company, the S&P 500 Stock Index and peer group Companies (Quality Dino Entertainment and Live Entertainment) for a six year period:


                               [PLOT POINTS GRAPH]



                            1992       1993        1994       1995       1996       1997
                          --------   --------   ---------   --------   --------   --------

K-TEL INTERNATIONAL       $100.00    $394.74   $1,447.37    $833.34    $635.97    $712.64

S & P 500                  100.00     113.41      128.87     130.68     164.75     207.59

PEER GROUP                 100.00      11.82        8.74      11.29       9.95      12.90


* Cumulative total return assumes quarterly reinvestment of dividends.

                               PROPOSAL NUMBER TWO

                      APPROVAL OF K-TEL INTERNATIONAL, INC.
                             1997 STOCK OPTION PLAN

         In February, 1997, the Board of Directors adopted the K-tel International, Inc. 1997 Stock Option Plan (the "Plan"). The Board of Directors adopted the Plan because no new grants could be made under the Company's existing option plan, which was adopted in 1987 (the "1987 Option Plan"), after 1997 and there were only approximately 31,000 shares remaining available for grant under the 1987 Option Plan. An aggregate of 300,000 shares of Common Stock are reserved for issuance under the Plan. A copy of the Plan is attached to this Proxy Statement as Appendix A.

         The Plan is being submitted for approval by the Company's shareholders because shareholder approval is required under the Internal Revenue Code of 1986, as amended (the "Code") for incentive stock options to be granted and to qualify the Plan as a "performance based" plan which is not subject to the $1.0 million deductibility limit on compensation to each of the executive officers named in the Summary Compensation Table.

GENERAL

         The purpose of the Plan is to provide incentives to key employees of the Company who are expected to contribute materially to the success of the Company, to provide a means of rewarding performance and to enhance the interest of such key employees in the Company's continued success and progress by providing them a proprietary interest in the Company. As of October 31, 1997, 32 employees held options granted under the Plan for an aggregate of 23,500 shares of Common Stock at an exercise price of $6.125 per share. No options may be granted under the Plan after February 19, 2007. In addition, as of October 31, 1997, 83 employees held 110,088 options granted under the 1987 Option Plan or granted outside of any plan at exercise prices ranging from $1.50 to $8.50.

ADMINISTRATION

         The Stock Option Committee of the Board of Directors (the "Committee") is responsible for the administration of the Option Plan. The Committee must be comprised of at least two directors who are "Non-Employee Directors" within the meaning of Rule 16b-3 of the Securities and Exchange commission. The Committee has general authority and discretion to determine the employees to whom and the time or times at which options may be granted, and the number of shares to be subject to each option; provided that the Committee may not grant options under the Plan on more than 50,000 shares of Common Stock to any employee during any calendar year. In addition, the Committee may prescribe the terms applicable to each grant of an option. The Committee is currently comprised of the following two directors: Garry Kieves and Lou Scheimer.

TERMS AND CONDITIONS OF OPTIONS

         Either incentive stock options ("ISOs") within the meaning of Section 422A of the Code or non-statutory options may be granted under the Plan. The purchase price of shares of Common Stock subject to options granted under the Plan is determined by the Committee, but is not to be less than 100% of the fair market value of the Company's Common Stock on the date the option is granted for ISOs and not less than 85% of the fair market value on the date the option is granted for non-statutory options. An option granted under the Plan will vest at such rate and upon such conditions as the Committee determines at the time the option is granted and the Committee has the authority to waive any of such conditions after the grant of the options. Options granted under the Plan are not transferable by the optionee during his or her lifetime except with the consent of the Company by action of the Committee. An option may be exercised only while the optionee is an employee for the Company or any of its subsidiaries or, in the event of a termination of employment other than by death or disability, within thirty (30) days after termination of employment (but not later than the expiration of the term of the option). Upon the death or disability of an optionee, the optionee or optionee's legal or personal representative or beneficiaries may exercise an option to the extent exercisable by the optionee within one hundred twenty (20) days after the optionee's death or disability (but not later than the expiration of the term of the option). In the event any option expires or is canceled, surrendered or terminated without being exercised, the shares subject to such option (or the unexercised portion thereof) will again be available for options under the Option Plan.

PAYMENT

         Payment for shares of Common Stock purchased upon the exercise of an option under the Option Plan must be made in full at the time the option is exercised by (I) payment in cash, (ii) delivery of shares of the company's Common Stock which have been owned for at least six months valued at their then fair market value, or (iii) payment by the optionee's broker from the sale or loan proceeds for such shares or any other securities the optionee may have in his account with the broker.

TAX CONSEQUENCES

         INCENTIVE STOCK OPTIONS. Under the present federal tax regulations, there will be no federal income tax consequences to either the company or the optionee upon the grant of an ISO, nor will an optionee's exercise of an ISO result in federal income tax consequences to the Company. Although an optionee will not realize ordinary income upon exercise of an ISO, the excess of the fair market value of the shares of Common stock acquired at the time of exercise over the exercise price will constitute an "item of tax preference" within the meaning of Section 57 of the Code and, thus, may result in the imposition of the "alternative minimum tax" pursuant to Section 55 of the code on the optionee. If an optionee disposes of shares of Common Stock acquired through the exercise of an ISO within two (2) years from the date of grant and within one (1) year of the date of exercise of the ISO, an amount equal to the lesser of (I) the excess of the fair market value of such shares on the date of the exercise over the exercise price, or (ii) the actual gain realized upon such disposition will constitute ordinary income to the optionee in the year of disposition. Any additional gain upon such disposition will be taxed as short-term capital gain. The Company will receive a deduction in an amount equal to the amount constituting ordinary income to the optionee.

         NON-STATUTORY OPTIONS. Under the present federal income tax regulations, there will be no federal income tax consequences to either the Company of the optionee upon the grant of a non-statutory option. However, the optionee will realize ordinary income upon the exercise of a non-statutory option in an amount equal to the excess of the fair market value of the shares of Common Stock acquired upon exercise of such option over the exercise price, and the Company will receive a corresponding tax deduction. The gain, if any realized upon a subsequent disposition of such shares will constitute short-term or long-term capital gain, depending upon the optionee's holding period.

OUTSTANDING OPTIONS

         As of October 31, 1997, options were outstanding under the Plan for the executive officers named in the compensation Table included in this Proxy Statement as follows: David Weiner-3,000 shares, Jeffrey Koblick-17,000 shares, and Mark Dixon-15,000 shares, all shares are exercisable at $6.125 per share. In addition, Corey Fischer, who was elected Chief Financial Officer in October 1997 held options under the Plan on 15,000 shares at $6.125 per share. The five current executive officers together as a group have options under the Plan for 50,000 shares at an exercise price of $6.125 per share. Options are outstanding under the Plan for 32 employees who are not executive officers for 23,500 shares at an exercise price of $6.125 per share. All options were granted at fair market value on the date of grant.

RECOMMENDATION BY BOARD OF DIRECTORS

         The Board of Directors unanimously recommends a vote FOR the proposal to approve the Plan. The affirmative vote of a majority of the shares voting at the meeting is required for approval of the Plan by the shareholders.

                             ADDITIONAL INFORMATION

General

         As of the date of this Proxy Statement, management knows of no matters that will be presented for determination at the meeting other than those referred herein. If any other matters properly come before the meeting calling for a vote of shareholders, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the individual voting the proxies.

         Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited principally by mail. In addition, directors, officers and regular employees of the Company may solicit proxies personally by telephone or by special letter. The Company may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of stock of the Company.

         The Company's Annual Report for the year ended June 30, 1997 accompanies this proxy statement.


Shareholder Proposal

         Any shareholders proposals for the Company's 1999 annual meeting must be received by the Company's Secretary by September 15, 1998 in order to be included in the proxy statement. The proposals must comply with all applicable statutes and regulations.


Independent Public Accountants

         Arthur Andersen LLP were the Company's independent public accountants for fiscal 1997. A representative of Arthur Andersen LLP is expected to be present at the Annual meeting and will have an opportunity to make a statement, if such representative desires to do so, and will be available to respond to appropriate questions.

         The Board of Directors has not yet selected the Company's independent public accountants for fiscal 1998.

                                      By Order of the Board of Directors



                                      David Weiner
                                      Secretary


Minneapolis, Minnesota
December 22, 1997

                            K-TEL INTERNATIONAL, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Philip Kives and David Weiner, or either of them, as proxies, each with full power of substitution, to represent and to vote, as designated below, all of the undersigned's shares of common stock of K-tel International, Inc. which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held on February 4, 1997 at 10:00 a.m. and at any adjournment thereof.

1.   Election of Directors:    For all nominees listed below
                               (except as marked on the contrary below) [ ]

                               WITHHOLD AUTHORITY to vote for
                               all nominees listed below                [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW.)

Nominees:   Philip Kives, David Weiner, Jeffrey Koblick, Corey Fischer,
            Garry Kieves, Lou Scheimer

2.   To approve the K-tel International, Inc. 1997 Stock Option Plan.

              FOR  [ ]             AGAINST  [ ]             ABSTAIN  [ ]

--------------------------------------------------------------------------------
                  (Continued and to be signed on reverse side)

3. In their discretion on any other matter that may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS.

Please sign exactly as your name or names appear below. If a partnership, sign in Partnership name by authorized person. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian give your full title as such. If a corporation, sign the full corporate name by a duly authorized officer.

PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                       Date ____________________________________

                                       Signature(s):

                                       _________________________________________


                                       _________________________________________

                                                                      APPENDIX A



                            K-TEL INTERNATIONAL, INC.

                             1997 STOCK OPTION PLAN



                         ------------------------------

                                     PART I

                  PURPOSES; DEFINITIONS; SHAREHOLDER APPROVAL;
                RESERVATION OF SHARES; AND PARTICIPATION IN PLAN

                                    ARTICLE I

                                    Purposes

         1.1 Purposes of Plan. The purpose of this K-tel International, Inc. 1997 Stock Option Plan (the "Plan") is to provide incentives to employees of the Company and/or any Subsidiary who contribute, and are expected to contribute, to the success of the Company and any Subsidiary, to provide a means of rewarding outstanding performance, and to enhance the interest of such employees in the Company's continued success and progress by providing them a proprietary interest in the Company. Further, this Plan is designed to enhance the Company's ability to maintain a competitive position in attracting and retaining qualified personnel necessary for the continued success and progress of the Company.

                                   ARTICLE II

                                   Definitions

         2.1 Certain terms used herein shall have the meaning below stated, subject to the provisions of Section 7.1.

         "Board" or "Board of Directors" means the Board of Directors of the Company.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Committee" means the committee appointed by the Board to administer this Plan pursuant to Article VII or, if no Committee is appointed by the Board, means the Board.

         "Common Stock" means, subject to the provisions of Section 9.3, the Common Stock of the Company, par value $.01 per share.

         "Company" means K-tel International, Inc., a Minnesota corporation.

         "Disability" means (subject to Section 6.2) a physical or mental impairment of sufficient severity such that an Employee is permanently unable to continue his employment with the Company as determined by the Committee.

         "Employee" means an employee (including an officer) of the Company or of any Subsidiary of the Company.

         "Fair Market Value" means the fair market value of the Company's Common Stock as determined by the Committee on the basis of available prices for such Common Stock or in such manner as may be authorized by applicable regulations under the Code.

         "Incentive Stock Option" means an option to purchase Common Stock, granted by the Company to an Employee pursuant to Section 5.1, which is intended to meet the requirements of Section 422A of the Code and which is designated at the time of the award of an Incentive Stock Option.

         "Non-Statutory Option" means an option to purchase Common Stock, granted by the Company to an Optionee pursuant to Section 5.1, which is not an Incentive Stock Option.

         "Option" means an Incentive Stock Option or a Non-Statutory Option.

         "Optionee" means the holder of an Option granted under the Plan.

         "Plan" means the Damark International, Inc. 1991 Stock Option Plan, as set forth herein and as from time to time amended.

         "Subsidiary" means a subsidiary or parent corporation, as defined in
Section 425(e) and (f) of the Code, with respect to the Company.

         "1933 Act" means the Securities Act of 1933, as amended.

                                   ARTICLE III

                  Shareholder Approval; Reservations of Shares

         3.1 Shareholder Approval. This Plan was approved by the Board of Directors on February 18, 1997 and shall be subject to approval by the affirmative vote of the holders of a majority of the Company's Common Stock at a meeting of shareholders, which approval must be obtained no later than February 17, 1998.

         3.2 Shares Reserved Under Plan. Subject to adjustment under the provisions of Section 9.3 hereof, the maximum number of shares of Common Stock which may be issued and sold under this Plan is 300,000 shares. Such shares may be either authorized and unissued shares or shares issued and thereafter acquired by the Company. Shares issued pursuant to this Plan shall be subject to all applicable provisions of the Articles of Incorporation and Bylaws of the Company in existence at the time of issuance of such shares and at all times thereafter. If Options granted under this Plan shall terminate or cease to be exercisable by reason of expiration, surrender for cancellation or otherwise without having been wholly exercised, new Options may be granted under this Plan covering the number of shares to which such termination or cessation relates. At no time may the sum of the maximum number of shares issuable under outstanding Options granted under this Plan and the number of shares previously issued under Options granted under this Plan exceed the maximum number of shares that may be issued and sold under this Plan, as above stated.

                                   ARTICLE IV

                              Participation in Plan

         4.1 Eligibility to Receive Options. Options under this Plan may be granted only to Employees who are employed by the Company or a Subsidiary on the date the Option is granted and who the Committee believes are in a position to make an important contribution to the success of the Company, all as determined by the Committee, provided that no Employee shall be eligible for Options under this Plan if such person has been a member of the Board of Directors of the Company or a Subsidiary within one year of the grant.

         4.2 Participation Not Guarantee of Employment. Nothing in this Plan or in the instrument evidencing the grant of an Option shall in any manner be construed to limit in any way the right of the Company or a Subsidiary to terminate an Employee's employment at any time without regard to the effect of such termination on any rights such Employee would otherwise have under this Plan, or give any right to such an Employee to remain employed by the Company or a Subsidiary in any particular position or at any particular rate of compensation.


                                     PART II

                                    OPTIONS;
                       TERMINATION OF EMPLOYMENT AND DEATH

                                    ARTICLE V

                                     Options

         5.1 Grants of Options.

                  (a) Grant. The Committee may grant Incentive Stock Options and/or Non-Statutory Options to Employees, subject to the limitations provided in Section 5.1(f) and Section 7.1. All Options under this Plan shall be granted within ten years of March 20, 1991, the date on which this Plan was adopted by the Board of Directors subject to approval of the Plan by shareholders.

                  (b) Option Price. The purchase price per share of Common Stock under each Incentive Stock Option and Non-Statutory Option shall be determined by the Committee but shall be not less than 100% of the Fair Market Value per share of such Common Stock on the date the Option is granted for Incentive Stock Options and no less than 85% of the Fair Market Value per share of such Common Stock on the date the Option is granted for Non-Statutory Options. The purchase price per share may be subject to adjustment in accordance with the provisions of Section 9.3 hereof.

                  (c) Options Agreements. Options shall be evidenced by option agreements in such form and containing such terms and conditions as the Committee shall approve, which terms and conditions need not be the same for all Options.

                  (d) Options Nontransferable. Except with the prior written consent of the Committee, an Option granted under this Plan shall by its terms be nontransferable by the Optionee other than by will or the laws of descent and distribution, and, during the lifetime of the Optionee, shall be exercisable only by such Optionee. No transfer of an Option by an Optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Committee may determine necessary to establish the validity of the transfer.

                  (e) Substitution and Cancellation. The Committee may, in its sole discretion, grant to an Optionee who has been granted an Option under this Plan, in exchange for the surrender and cancellation of such Option, a new Option having a purchase price lower (or higher) than the purchase price provided in the Option so surrendered and cancelled and containing such other terms as the Committee may deem appropriate, subject to Section 5.1(b) and such other limitations or restrictions with respect to an Incentive Stock Option as may be imposed by the Code.

                  (f) Annual Per-Employee Limitation. The number of shares of Common Stock subject to all Options granted to any Employee during any calendar year shall not exceed 50,000 shares.

         5.2 Exercise.

                  (a) Term of Options; Vesting; and Exercise. The term of each Option granted under this Plan shall not exceed ten (10) years from the date of grant. An Option granted under this Plan shall become vested and exercisable at such rate and on such conditions as the Committee shall determine at the time such Option is granted.

                  (b) Exercise; Payment on Exercise. Options shall be exercised by delivering to the Company an exercise notice in the form prescribed by the Committee. No shares of Common Stock shall be issued on the exercise of an Option unless paid for in full at the time of purchase as provided in the next sentence and until the provisions of 9.4 shall have been satisfied. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made
(i) in cash, or (ii) the following alternative forms of payment: (A) in whole or in part in shares of Common Stock held by the Optionee for at least six months and valued at the then Fair Market Value thereof, or (B) by delivery to the Company of irrevocable instructions to the Optionee's broker, which instructions and broker shall be satisfactory to the Company, to promptly deliver to the Company the total purchase price for the shares of the Option being exercised from the sale proceeds for such shares or the loan proceeds for such shares or any other securities which the Optionee may have in his account with such broker, and the Company will deliver such shares directly to such broker in accordance with such procedures as the Committee may establish, which alternative forms of payment may be permitted by the Committee at the time the Option is granted or at any time thereafter during the term of the Option. Stock certificates for the shares of Common Stock so paid for will be issued and delivered to the person entitled thereto only at the Company's office in Minneapolis, Minnesota. No Optionee shall have any rights as a shareholder with respect to any share of Common Stock covered by an Option unless and until such Optionee shall have become the holder of record of such share and, except as otherwise permitted in Section 9.3 hereof, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property or distributions or other rights) in respect of such share for which the record date is prior to the date on which such Optionee shall have become the holder of record thereof.

                  (c) Dissolution, Liquidation, Etc. If at any time after an Option has become exercisable and prior to its exercise and expiration, a voluntary dissolution, liquidation (other than a liquidation into another corporation which agrees to continue this Plan) or winding up of the affairs of the Company shall be proposed, the Company shall cause notice in writing to be mailed to each person holding an Option under this Plan, which notice shall be mailed not less than twenty days prior to the closing of the transfer books of the Company or the record date for determination of the holders of Common Stock of the Company entitled to participate in such dissolution, liquidation or winding up, as the case may be, to the end that during such notice period the holder of any Option, to the extent that the same is then exercisable by such holder, subject to the terms of Article V hereof, may purchase Common Stock in accordance with the terms of the Option and be entitled, in respect of the number of shares so purchased, to all the rights of the other holders of Common Stock of the Company with respect to such proposed dissolution, liquidation or winding up of the affairs of the Company. Each Option at the time outstanding and all rights thereunder shall terminate at the close of business on the twentieth day after mailing of such notice to the holder of such Option or on the record date for determination of holders of Common Stock entitled to participate in such dissolution, liquidation or winding up, whichever date is later.

                  (d) Exercise of Options. In the event that an Optionee exercises an Option, such Optionee shall comply with all requirements set forth in the option agreement for such Options in connection with the purchase of shares of Common Stock under this Plan.

         5.3 Incentive Stock Options.

                  (a) Annual Limitation. In no event shall any Optionee be granted an Incentive Stock Option under this Plan or any other plan of the Company or any Subsidiary if such option would, during the calendar year in which the option first becomes exercisable when combined with other Incentive Stock Options which first become exercisable in such calendar year, entitle such Optionee, to purchase shares of Common Stock or shares of any Subsidiary having an aggregate fair market value (determined as of the time such option or options were granted) in excess of $100,000. In the event an option granted hereunder is designated an Incentive Stock Option and exceeds the limitations set forth in this Section 5.4(a), whether at the time of grant or thereafter, such option shall be an Incentive Stock Option only to the extent permitted hereby and the balance thereof shall be a Non-Statutory Option for the purposes of this Plan.

                  (b) Incentive Stock Options Granted to Ten Percent Shareholders. No Incentive Stock Option shall be granted to any Employee who owns, directly or indirectly pursuant to Section 425(d) of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, unless at the time such Incentive Stock Option is granted, the price of the Incentive Stock Option is at least 110% of the Fair Market Value of the Common Stock subject to the Incentive Stock Option and such Incentive Stock Option, by its terms, is not exercisable after the expiration of five (5) years from the date such Incentive Stock Option is granted.

                  (c) Notice. Each Optionee shall give prompt notice to the Company of any disposition of shares acquired upon exercise of an Incentive Stock Option if such disposition occurs within either two years after the date of grant or one year after the date of transfer of such shares to the Optionee upon the exercise of such Incentive Stock Option.

                  (d) Consent. To the extent appropriate to avoid a "modification" or other event described in Section 425(h) of the Code, a Optionee's rights under an Incentive Stock Option (including the rights to pay the exercise price in Common Stock) shall be set forth in the option agreement for such Option entered into at the date of grant, so as to preclude any requirement that further Committee consent be given after the date of grant.


                                   ARTICLE VI

                            Termination of Employment

         6.1 Termination of Employment. Unless earlier terminated in accordance with its terms, an Option shall terminate thirty (30) days after any termination of the Optionee's employment with the Company or any Subsidiary for any reason other than as a result of the death or disability of the Optionee or, in the case of death or disability of any Optionee, 120 days after the death or the termination of the Optionee's employment due to disability.

         6.2 Employment. For all purposes of this Plan, and any Option granted hereunder, "employment" shall be defined in accordance with the provisions of
Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations).

                                    PART III

                    ADMINISTRATION, AMENDMENT AND TERMINATION
                             OF PLAN; MISCELLANEOUS

                                   ARTICLE VII

                             Administration of Plan

         7.1 The Committee. This Plan shall be administered by the Board or a Committee of the Board consisting of two or more directors, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3)(i) of the Securities and Exchange Commission and shall be appointed by, and serve at the pleasure of, the Board. A majority of the Committee shall constitute a quorum thereof and the actions of a majority of the Committee at a meeting at which a quorum is present, or actions unanimously approved in writing by all members of the Committee, shall be the actions of the Committee. Vacancies occurring on the Committee shall be filled by the Board. The Committee shall have full and final authority to interpret this Plan and the agreements evidencing Options granted hereunder (which agreements need not be identical), to prescribe, amend and rescind rules and regulations, if any, relating to this Plan and to make all determinations necessary or advisable for the administration of this Plan. The Committee's determination in all matters referred to herein shall be conclusive and binding for all purposes and upon all persons including, but without limitation, the Company, the shareholders of the Company, the Committee and each of the members thereof, and the Employees and the Optionees, and their respective personal representatives, heirs and assigns.

         7.2 Liability of Committee. No member of the Committee shall be liable for anything done or omitted to be done by such member or by any other member of the Committee in connection with this Plan, except for the willful misconduct or gross negligence of such member. The Committee shall have power to engage outside consultants, auditors or other professional help to assist in the fulfillment of the Committee's duties under this Plan at the Company's expense.

         7.3 Determinations of the Committee. In making its determinations concerning the Employees, who shall receive Options as well as the number of shares to be covered thereby and time or times at which they shall be granted, the Committee shall take into account the nature of the services rendered by the respective Employees and their past, present, and potential contribution to the Company's success and such other factors as the Committee may deem relevant. The Committee shall also determine the form of option agreements to be issued under this Plan and the terms and conditions to be included therein, provided such terms and conditions are not inconsistent with the terms of this Plan. In its discretion or in accordance with a direction from the Board, the Committee may waive any provisions of any option agreement, provided such waiver is not inconsistent with the terms of this Plan as then in effect.

                                  ARTICLE VIII

                        Amendment and Termination of Plan

         8.1 Amendment of Plan.

                  (a) Generally. The Plan may be amended at any time and from time to time by the Board of Directors of the Company but no amendment which (i) increases the aggregate number of shares of Common Stock which may be issued and sold under this Plan other than adjustments pursuant to Section 9.3, (ii) decreases the minimum option price provided in this Plan, (iii) extends the period during which Options may be granted under this Plan, or (vi) changes the class of Employees eligible to receive Options, shall be effective unless and until the same is approved by the affirmative vote, in person or by proxy, of the holders of a majority of the shares of Common Stock of the Company present and entitled to vote at a meeting held to take such action at which a quorum is present. No termination or amendment of this Plan, without the consent of the holder of any Option then existing, may terminate such holder's Option or materially and adversely affect such holder's rights thereunder.

                  (b) Amendments Relating to Incentive Stock Options. To the extent applicable, this Plan is intended to permit the issuance of Incentive Stock Options in accordance with the provisions of Section 422A of the Code. The Plan may be modified or amended at any time, both prospectively and retroactively, and in such manner as to affect Incentive Stock Options previously granted (after taking into account Section 425(h) of the Code, relating to "modifications," etc.), if such amendment or modification is necessary for this Plan and the Incentive Stock Options granted hereunder to qualify under said provisions of the Code.

         8.2 Termination. The Board of Directors of the Company may at any time terminate this Plan as of any date specified in a resolution adopted by the Board. If not earlier terminated, this Plan shall terminate on the tenth anniversary of the effective date of the Plan. No Options may be granted after this Plan has terminated. After this Plan shall terminate, the function of the Committee will be limited to supervising the administration of Options previously granted.

                                   ARTICLE IX

                            Miscellaneous Provisions

         9.1 Restrictions Upon Grant of Options. The registration or qualification under any Federal or state law of any shares of Common Stock issuable upon the exercise of Options granted pursuant to this Plan (whether to permit the grant of Options or the resale or other disposition of any such shares of Common Stock by or on behalf of the Optionees receiving such shares) may be necessary or desirable and, in any such event, delivery of the certificates for such shares of Common Stock shall, if the Board of Directors, in its sole discretion, shall determine, not be made until such listing, registration or qualification shall have been completed.

         9.2 Restrictions upon Resale of Unregistered Stock. If the shares of Common Stock that have been transferred to a Optionee pursuant to the terms of this Plan are not registered under the 1933 Act, pursuant to an effective registration statement, such Optionee, if the Committee shall deem it advisable, may be required to represent and agree in writing (i) that any shares of Common Stock acquired by such Optionee pursuant to this Plan will not be sold except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from registration under the 1933 Act and (ii) that such Optionee is acquiring such shares of Common Stock for such Optionee's own account and not with a view to the distribution thereof.

         9.3 Adjustments. In the event of any change whether through recapitalization, merger, consolidation, stock dividend, split-up, or amount of the Company's capital stock (or any other transaction described in Section 425(a) of the Code) after any Option is granted hereunder and prior to the exercise thereof, the Option, to the extent that it has not been exercised, shall entitle the holder to such number and kind of securities as such holder would have been entitled to had such holder actually owned the stock subject to the Option at the time of the occurrence of such change. If any such event should occur, the number of shares subject to Options which are authorized to be issued hereunder, but which have not been issued, shall be similarly adjusted. If any other event shall occur, prior to the exercise of an Option granted to an Optionee hereunder, which shall increase or decrease the amount of capital stock outstanding and which the Committee, in its sole discretion, shall determine equitably requires an adjustment in the number of shares which the holder should be permitted to acquire, such adjustment as the Committee shall determine may be made, and when so made shall be effective and binding for all purposes of this Plan.

         9.4 Withholding of Taxes. Each Optionee who exercises an Option to purchase Common Stock shall, prior to the issuance of any shares, pay to the Company, or make arrangements (including withholding of shares of Common Stock purchased upon exercise of the Option at the Fair Market Value thereof) satisfactory to the Committee regarding payment of, any taxes of any kind required by law to be withheld with respect to the transfer to such Optionee of such shares of Common Stock and/or amounts upon exercise of such Option.

         9.5 Use of Proceeds. The proceeds from the sale of Common Stock pursuant to Options granted under this Plan shall constitute general funds of the Company and may be used for such corporate purposes as the Company may determine.

         9.6 Other Grants. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are or are about to become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary, or the acquisition by the Company or a Subsidiary of the assets of the employing corporation, or the acquisition by the Company or a Subsidiary of stock of the employing corporation as the result of which it becomes a Subsidiary of the Company. The terms and conditions of the substituted Options so granted may vary from the terms and conditions set forth in Part II to such extent as the Committee may deem appropriate to conform, in whole or in part, to the provisions of the substituted stock incentives.

         9.7 Other Benefits. Nothing contained herein shall prevent the Company from establishing other incentive plans in which Employees under the Plan may also participate. No award under this Plan shall be considered as compensation in calculating any insurance, pension or other benefit for which the recipient is eligible unless any such insurance, pension or other benefit is granted under a plan which expressly provides that compensation under this Plan (and specifying the type of such compensation) shall be considered as compensation under such plan.